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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): July 6, 2001


                               THE VIALINK COMPANY
               (Exact Name of Registrant as Specified in Charter)


       Delaware                  000-21729                  73-1247666
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)
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                 13155 NOEL ROAD, SUITE 800, DALLAS, TEXAS 75240
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 934-5500

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  Other Events and Regulation FD Disclosure.

         On July 6, 2001, immediately following the filing of this Current
Report on Form 8-K, The viaLink Company (the "Company") intends to file a registration statement on Form S-3 with the Securities and Exchange Commission relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $30,000,000 in common stock, preferred stock and warrants of the Company (the "Registration Statement").

         In connection with the filing of the Registration Statement, the Company's independent auditors have updated their Independent Auditors' Report on the Company's consolidated financial statements for the fiscal year ended
December 31, 2000, with a modification regarding the Company's ability to continue as a going concern. The going concern modification is contained in an explanatory paragraph to the Independent Auditors' Report which also references note 13(b) to the consolidated financial statements for the year ended December
31, 2000. Note 13(b) is a subsequent events note which has been inserted in connection with the updated report. The consolidated financial statements for the year ended December 31, 2000, including the updated notes thereto and the updated Independent Auditors' Report are attached hereto as Exhibit 99.1, and are incorporated by reference herein.

         We have incurred operating losses and negative cash flow in the past and expect to incur operating losses and negative cash flow until early 2002.
Our projections result in estimated cash flow break-even from operations late in the first quarter of 2002. We estimate that our near-term cash flow needs will be addressed by the completion of an international license agreement, however we are undertaking other initiatives that could result in the procurement of capital in the near term, if required, including transactions that could result in the acquisition of complimentary technology. However, depending on market conditions, we may raise additional capital to further accelerate growth including other vertical or geographic markets. The use of our cash, cash equivalents and short-term investments would accelerate and could require us to obtain additional capital if (a) we are unable to maintain or decrease our projected level of spending, (b) we are unable to manage our working capital requirements or (c) we experience a lack of revenue growth due to delayed or less than expected market acceptance of our viaLink services.

         If we are required to raise additional capital there can be no assurance as to whether, when or the terms upon which any such capital may be obtained. Any failure to obtain an adequate and timely amount of additional capital on commercially reasonable terms could have a material adverse effect on our business, financial condition and results of operations, including our viability as an enterprise.

SPECIAL PRECAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

         This Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by forward-looking words such as "may," "will," "expect," "intend," "anticipate,"
"believe," "estimate," "continue" and other similar words. You should read statements that contain these words carefully because they discuss our future expectations, make projections of our future results of operations or of our financial condition or state other "forward-looking" information. We believe that it is important to communicate our future expectations to our investors.
However, there may be events in the future that we are not able to accurately predict or control. You are directed to the factors listed in the sections captioned "Additional Factors That May Affect Future Results" and "Management's
Discussion and Analysis of Financial Condition and Results of Operations," as well as any other cautionary language, in the Company's Form 10-KSB/A filed with the Securities and Exchange Commission on April 30, 2001, for examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

            99.1 Consolidated Financial Statements of the Company for the year ended December 31, 2000, including the updated Independent
                  Auditors' Report


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    THE VIALINK COMPANY


Date:  July 6, 2001                 By:  /s/  WILLIAM P. CREASMAN
                                         ------------------------------
                                         William P. Creasman, Vice President,
                                         Chief Financial Officer and General
                                           Counsel


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                               INDEX TO EXHIBITS

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EXHIBIT
NUMBER                          DESCRIPTION
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
  99.1            Consolidated Financial Statements of the Company for the year ended December 31, 2000, including the updated Independent
                  Auditors' Report
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